UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2018

Guidewire Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 East Hillsdale Blvd., Suite 800
Foster City, CA 94404
(Address of principal executive offices, including zip code)
(650) 357-9100
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
This filing amends Item 5.02 of the Current Report on Form 8-K of Guidewire Software, Inc. (the “Company”) filed on January 9, 2018. Effective March 12, 2018, Curtis Smith succeeded Richard Hart as Chief Financial Officer, and Richard Hart transitioned to Chief Strategy Officer, of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2018

GUIDEWIRE SOFTWARE, INC.

	By:	/s/ Winston King
Winston King
General Counsel and Secretary